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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):     July 23, 2003







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                      1-12084                    34-1559357
(State of incorporation)     (Commission File Number)         (IRS Employer
                                                            identification No.)

     300 Madison Avenue
        Toledo, Ohio                                     43604
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







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ITEM 9.   INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND
-----------------------------------------------------------------------
          FINANCIAL CONDITION)
          --------------------

          The information required by Item 12 is being provided under Item 9 pursuant to procedural guidance provided in SEC Release No. 33-8216.

          The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

          On July 23, 2003, Libbey Inc. issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

          (c)  EXHIBITS

         Exhibit
            No.                          Description
            ---                          -----------

            99.1        Text of press release dated July 23, 2003.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     LIBBEY INC.
                                     Registrant



Date:  July 23, 2003                 By: /s/ Scott M. Sellick
     -----------------------         -----------------------------------------
                                         Scott M. Sellick
                                         Vice President, Chief Financial Officer
                                         (Principal Accounting Officer)





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                                  EXHIBIT INDEX

      Exhibit No.                     Description                    Page No.
      -----------                     -----------                    --------

          99.1        Text of press release dated July 23, 2003         E-1